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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 15, 1998




                          Aames Capital Corporation

                        -------------------------------

            (Exact name of Registrant as specified in its charter)

CALIFORNIA                  333-10185 AND 333-2121             95-4438859
----------                  ----------------------             ----------
(State or other jurisdiction    (Commission                 (I.R.S. employer
     of incorporation)          file numbers)               identification no.)


350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                          90071
------------------------                                        -------
(Address of principal executive offices)                    (ZIP Code)

                                (213) 210-5000
                            ----------------------
              Registrant's telephone number, including area code

                                        NA
                                ---------------
   (Former name or former address, if changed since last report)

                    ======================================

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Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

            20.1 Aames Capital Corporation, Mortgage Pass-Through
       Certificates, Series 1997-C - Statement to Certificateholders

            20.2 Aames Capital Corporation, Mortgage Pass-Through
       Certificates, Series 1997-D   Statement to Certificateholders

            20.3 Aames Capital Corporation, Mortgage Pass-Through
       Certificates, Series 1998-A   Statement to Certificateholders

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AAMES CAPITAL CORPORATION

                           By:/S/  MARK E. ELBAUM
                            ---------------------------
                                   Mark E. Elbaum
                                   Senior Vice President - Finance


Dated:  April 27, 1998

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                               INDEX TO EXHIBITS


EXHIBIT
-------


20.1        Aames Capital Corporation, Mortgage Pass-Through
            Certificates, Series 1997-C - Statement to Certificateholders

20.2        Aames Capital Corporation, Mortgage Pass-Through
            Certificates, Series 1997-D   Statement to Certificateholders

20.3        Aames Capital Corporation, Mortgage Pass-Through
            Certificates, Series 1998-A   Statement to Certificateholders